Exhibit 10.3
AMENDMENT NO. 1 TO THE TRANSACTION SUPPORT AGREEMENT
COOPER-STANDARD AUTOMOTIVE INC.

December 15, 2022

This Amendment No. 1 (the “Amendment”), dated as of the date written above, to that certain Transaction Support Agreement, dated as of November 15, 2022 (together with the Transaction Term Sheet and the other exhibits and schedules attached thereto, the “Agreement”) is entered into by and among:

(a)    Cooper-Standard Automotive Inc., an Ohio corporation (“Issuer”), Cooper-Standard Holdings Inc., a Delaware corporation (“Parent”), CS Intermediate HoldCo 1 LLC, a Delaware limited liability company (“Holdings”), and each of the other guarantors of the Issuer’s 5.625% Senior Notes due 2026 (the “2026 Unsecured Notes”), each as set forth on the signature pages to this Amendment (each a “Credit Party” and, collectively, the “Credit Parties,” the “Company,” or “Cooper-Standard”); and
(b)    the undersigned holders or entities on behalf of funds and accounts managed or advised by such undersigned entities that hold the 2026 Unsecured Notes (together with their respective successors and permitted assigns, each, a “Consenting Noteholder,” and, collectively, the “Consenting Noteholders”).
This Amendment collectively refers to the Company and the Consenting Noteholders, and each other person that becomes a party to this Amendment in accordance with its terms as the “Parties,” and each, individually, as a “Party.” Except as otherwise expressly provided herein, capitalized terms used but not defined herein shall have the meaning assigned to such terms in the Agreement.

WHEREAS

A.WHEREAS, the Parties are parties to that certain Agreement;

B.WHEREAS, the Parties wish to amend the Agreement pursuant to the terms hereof and to take such actions as may be necessary to give effect to this Amendment; and

C.WHEREAS, Section 5(f) of the Agreement provides that the date referenced therein may be extended by mutual written consent of the Company and the Initial Backstop Parties and Section 15 of the Agreement provides that the Agreement may be amended with the prior written consent of the Company and the Initial Backstop Parties.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Party, intending to be legally bound, hereby agrees as follows:

1)AMENDMENTS TO THE AGREEMENT.

The reference to “December 15, 2022” in Section 5(f) of the Agreement is hereby replaced with “December 20, 2022”.

2)AMENDMENT EFFECTIVE DATE.
This Amendment shall be effective and binding upon each of the Parties on the date hereof and at the time when all counterpart signatures to this Amendment have been executed and delivered by the Company and the Consenting Parties.
3)WAIVER OF ANY TERMINATION RIGHTS.
    This Amendment is being effectuated in accordance with the Agreement and, therefore, shall not constitute a termination event thereunder or otherwise constitute a breach by any of the Parties under the Agreement.
4)ENTIRE AGREEMENT.
    This Amendment and the Agreement, including all of the exhibits attached to the Agreement, constitute the entire agreement of the Parties with respect to the subject matter of the Amendment and Agreement, and supersedes all other prior negotiations, agreements, representations, warranties, term sheets, proposals, and understandings, whether written, oral, or implied, among the Parties with respect to the subject matter of the Amendment and

Agreement; provided, however, that any confidentiality agreement or non-disclosure agreement executed by any Party shall survive the Amendment and Agreement and shall continue in full force and effect, subject to the terms thereof, irrespective of the terms hereof.

5)EFFECT OF AMENDMENT NO. 1.

(a) Except as expressly amended by this Amendment, the Agreement shall continue in full force and effect and is hereby ratified and confirmed and this Amendment will not constitute any other modification, amendment or waiver to the Agreement.

(b) On and after the date hereof, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Agreement, and each reference in any other document relating to the “Transaction Support Agreement,” the “Agreement,” “thereunder,” “thereof,” or words of like import referring to the Agreement, means and references the Agreement as amended hereby.

6)AUTHORIZATION.

    Each party hereby represents to the other parties hereto that this Amendment has been duly authorized, executed and delivered by such party and constitutes a valid and binding obligation of such party enforceable against such party in accordance with its terms.

7)GOVERNING LAW.

    This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to any choice of law provision that would require the application of the laws of another jurisdiction. Section 19 of the Agreement is hereby incorporated herein by reference.

8)COUNTERPARTS.

    This Amendment may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery” and words of like import in or relating to this Amendment or any document to be signed in connection with this Amendment shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

9)HEADINGS.

    The headings of the sections, paragraphs, and subsections of this Agreement are included for convenience only and shall not affect the interpretation of the provisions contained herein.

[Signature Pages Follow]

IN WITNESS WHEREOF this Amendment has been duly executed as o the date first written above.

COOPER-STANDARD AUTOMOTIVE INC.,
as Issuer

By:    /s/ Jonathan P. Banas
Name: Jonathan P. Banas
Title: Executive Vice President and Chief Financial Officer

COOPER-STANDARD HOLDINGS INC.,
as Parent

By:    /s/ Jonathan P. Banas
Name: Jonathan P. Banas
Title: Executive Vice President and Chief Financial Officer

CSA SERVICES INC.
COOPER-STANDARD FHS LLC
COOPER-STANDARD CANADA HOLDINGS LLC
CS INTERMEDIATE HOLDCO 1 LLC

By:    /s/ Jonathan P. Banas
Name: Jonathan P. Banas
Title: President

COOPER-STANDARD AUTOMOTIVE FLUID SYSTEMS MEXICO HOLDING LLC
NISCO HOLDING COMPANY

By:    /s/ Jonathan P. Banas
Name: Jonathan P. Banas
Title: Vice President

COOPER-STANDARD INDUSTRIAL AND SPECIALTY GROUP, LLC

By:    /s/ James Zabriskie
Name: James Zabriskie
Title: Treasurer

[Signature Page to Amendment No. 1 to the Transaction Support Agreement]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.
J.P. MORGAN INVESTMENT MANAGEMENT INC. AND/OR JPMORGAN CHASE BANK, N.A. (“Signatory”), solely as investment manager of certain discretionary accounts holding the Senior Notes, the Senior Credit Facilities Claims, and/or the equity interests indicated on Exhibit C to the Agreement.
By executing this Amendment, Signatory, solely as investment manager of such discretionary accounts, binds only itself, and itself only in that capacity, and not any other affiliate of JP Morgan Chase & Co., or any of its or their respective business units, subsidiaries or affiliates (including any desk or business unit thereof), and no such affiliate shall be deemed to be bound by the terms of this Amendment by virtue of Signatory’s execution of this Amendment. Moreover, Signatory shall have no obligation to cause any of its affiliates to take or refrain from taking any action.

By: /s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Amendment No. 1 to the Transaction Support Agreement]

MILLSTREET CAPITAL MANAGEMENT LLC, on behalf of multiple funds

By: /s/ Craig M. Kelleher
Name: Craig M. Kelleher
Title: Managing Member

[Signature Page to Amendment No. 1 to the Transaction Support Agreement]